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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 5, 2003
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                         COMMISSION FILE NUMBER: 1-10643

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                         HALLWOOD REALTY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

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                DELAWARE                                       75-2313955
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                      Identification Number)



              3710 RAWLINS
               SUITE 1500
              DALLAS, TEXAS                                    75219-4298
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (214) 528-5588

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                         HALLWOOD REALTY PARTNERS, L.P.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


On May 5, 2003, the Board of Directors of Hallwood Realty, LLC, the general partner of the registrant, deferred, until a later date that the general partner may determine, the Distribution Date under the registrant's Unit Purchase Rights Agreement (the "Rights Agreement") resulting from the announcement of a tender offer for any and all of the partnership units of the registrant by High River Limited Partnership ("High River"), an affiliate of Carl C. Icahn. The general partner had previously deferred the Distribution Date until the close of business on the tenth day after the date of the filing of a Tender Offer Statement on Schedule TO. High River filed a Tender Offer Statement on May 1, 2003. The action of the general partner of the registrant does not foreclose its ability to, or indicate any intention not to, determine another Distribution Date, in its sole discretion, and does not alter or affect the provisions of the Rights Agreement with respect to any Distribution Date that may occur upon the tenth day after the Unit Acquisition Date (as defined in the Rights Agreement) or the provisions of the Rights Agreement with respect to any tender or exchange offer other than the tender offer by High River.


























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                         HALLWOOD REALTY PARTNERS, L.P.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALLWOOD REALTY PARTNERS, L.P.

                              By:  HALLWOOD REALTY, LLC
                                   General Partner


     Date: May 8, 2003        By:  /s/ JEFFREY D. GENT
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                                   Jeffrey D. Gent
                                   Vice President - Finance


                                   (Principal Financial and Accounting Officer)

























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